UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2016

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road,  Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

720-529-3336
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 14,  2016, NBH Bank, the wholly-owned bank subsidiary of National Bank Holdings Corporation (the “Company”), announced that Whitney Bartelli, Christopher Randall, Patrick Sobers and Micho Spring have been appointed as directors of the NBH Bank Board of Directors, effective January 1, 2017.  In addition, NBH Bank announced that Patrick Sobers, NBH Bank’s Executive Vice President for Consumer and Small Business Banking, has been named President of Community Banks of Colorado, a division of NBH Bank.

The press release issued by the Company is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated December 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

By:	/s/ Zsolt K. Besskó
Name: Zsolt K. Besskó Title: Chief Administrative Officer & General Counsel
Date: December 14, 2016